SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 1998
                                                          --------------


                                CIGNA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)



          Delaware                  1-8323                     06-1059331
          --------                  ------                     ----------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)              Identification No.)



              One Liberty Place, 1650 Market Street, P.O. Box 7716
                      Philadelphia, Pennsylvania        19192-1550
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:

                                 (215) 761-1000
                                 --------------


                                 Not Applicable
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         A. On April 30, 1998, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.

CAUTIONARY STATEMENT FOR PURPOSES OF THE 'SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Statements not dealing with historical results are forward-looking and are based on estimates, assumptions and projections. CIGNA cautions that actual results could differ materially from those expected by CIGNA, depending on the outcome of certain factors including: 1) adverse catastrophe experience in CIGNA's property and casualty businesses; 2) adverse property and casualty loss development for events that CIGNA insured in prior years; 3) an increase in medical costs in CIGNA's health care operations, including increases in utilization and costs of medical services; 4) heightened competition, particularly price competition, reducing product margins and constraining growth in CIGNA's businesses; 5) significant changes in interest rates; and 6) the effect on CIGNA's international operations and investments from further significant deterioration in Asian economies.

         B. As a result of CIGNA's three-for-one stock split, which was approved by shareholders at the April 22, 1998 Annual Meeting of Shareholders, and pursuant to Rule 416(b) of the Securities Act of 1933, the 1,500,000 shares of CIGNA Common Stock, par value $1.00 per share, registered under Registration Statement No. 33-51791 on Form S-8, are proportionately adjusted to 4,500,000 shares of Common Stock, par value $.25 per share.

Item 7.  Financial Statements and Exhibits.

         (c) The exhibit accompanying this report is listed in the Index to Exhibits below.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CIGNA CORPORATION


Date: May 1, 1998                                By:/s/ Gary A. Swords
                                                    ------------------
                                                     Gary A. Swords
                                                     Vice President and
                                                     Chief Accounting Officer

                                Index to Exhibits
                                -----------------

Number                          Description                   Method of Filing
------                          -----------                   ----------------

20                              CIGNA Corporation             Filed herewith
                                news release dated
                                April 30, 1998